AGREEMENT
                                    ---------


         AGREEMENT dated as of March 31, 2003 by and among Gryphon Opportunities Fund I, LLC, a Delaware limited liability company, with offices at 233 Fifth Avenue, New York, New York 10016 ("Gryphon"), York Avenue Holding Corp., with offices at 233 Fifth Avenue, New York, New York 10016 ("York"), and eClickMD, Inc., a Nevada corporation, with offices at 3001 Bee Caves Road (Suite 250), Austin, Texas 78746 (the "Company"),.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company is a development stage entity with an unaudited accumulated deficit of $11,283,580 as of December 31, 2002, limited revenues, no income and/or assets;

         WHEREAS, York made, among other loans, loans as demand loans to the Company (excluding accrued but unpaid interest), in the aggregate principal amount of One Hundred Forty Three Thousand Two Hundred ($143,200) Dollars, as follows:

                  (i)      January 29, 2003 - $90,000 (including $10,000 paid by
                           York to legal counsel, which obligation was for the Company's legal fees);

                  (ii)     February 20, 2003 - $26,000; and

                  (iii)    March 6, 2003 - $27,200 (collectively, the "$143,200
                           York Debt");

         WHEREAS, following demand by York for the repayment of the $143,200 York Debt, the Company informed York that it was unable to repay the $143,200 York Debt;

         WHEREAS, York is an affiliate of Gryphon;

         WHEREAS, as of March 31, 2003, Gryphon has loaned to the Company an aggregate principal amount of $1,403,403.38, all as provided on Schedule 1 annexed hereto (the $1,403,403.38 aggregate principal amount plus all accrued but unpaid interest on such loans shall hereinafter collectively be referred to as the "Gryphon Debt");

         WHEREAS, following demand by Gryphon for the repayment of the Gryphon Debt, the Company informed Gryphon that it was, currently is and in the future will not be able to repay the Gryphon Debt;

         WHEREAS, the Company has informed Gryphon that it has no remaining funds to continue its operations and unless it receives an immediate infusion of capital, it will be required to cease operations;

         WHEREAS, the Company has attempted to raise funds from a number of different sources but is unable to obtain any debt, equity and/or other financing; and

         WHEREAS, the Company, York and the Debt Holder have agreed that in consideration for (i) York converting the $143,200 York Debt into 1.43 units (the "Units") of the Company, each Unit consisting of ten (10) shares of the Company's Series A Convertible Preferred Stock (the "A Preferred Shares"), convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock") and a five (5) year warrant (a "Warrant") to purchase thirty-three and one-third (33.33%) percent of the number of shares of Common Stock initially issuable upon conversion of the A Preferred Shares included in the Units at an initial exercise price of $1.00 per share (the "Units, the A Preferred Shares and the Warrants shall hereinafter collectively be referred to as the "Securities"), and (ii) Gryphon making a secured demand loan in the aggregate principal amount of Fifty Thousand ($50,000) Dollars bearing interest at the rate of five (5%) percent per annum to the Company evidenced by the form of 5% promissory demand note (the "Demand Note") annexed hereto as Exhibit 1 (the "$50,000 Demand Loan"), the Company shall secure the $50,000 Demand Loan and the Gryphon Debt by all of the Company's assets by granting to Gryphon a priority first lien security interest in and to any and all of the Company's assets by, among other things, entering into the Security Agreement (as defined below).

         NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree, as follows:

         1. Agreement Between the Parties. In consideration of (i) York converting the $143,200 York Debt into the Securities, and (ii) Gryphon making the $50,000 Demand Loan to the Company, the Company shall issue to Gryphon the Demand Note and enter into the Security Agreement annexed to this Agreement (the "Security Agreement") as Exhibit 2.

         2. Representations and Warranties of Gryphon and York. Gryphon and York hereby represent and warrant to the Company, as follows:

                  (a) They each have full power and authority to execute and deliver this Agreement and to take any and all actions and perform any and all of its obligations hereunder, and this Agreement is a legally binding obligation of each enforceable in accordance with its terms;

                  (b) York is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "1933 Act"); York is acquiring the Securities for himself and not with a review toward resale and/or distribution; and

                  (c) York acknowledges that (a) the Securities have not been and are not being registered under the 1933 Act or any state securities laws; (b) the Securities may not be offered for sale, sold, assigned, pledged, transferred or otherwise disposed of (each a "Disposition") unless, prior to effecting any such Disposition (other than any transfer not involving a change in beneficial ownership (i) there is in effect a registration statement under the 1933 Act covering the Disposition and the Disposition is made in accordance with such registration statement, or (ii) York gives written notice to the

Company of its intention to effect a Disposition and such notice shall describe the manner and circumstances of the proposed Disposition, and shall be accompanied by either (A) a written opinion of a legal counsel that a Disposition of the Securities may be made pursuant to an exemption from such registration, or (B) any other evidence reasonably satisfactory to counsel to the Company; and (C) the Company is under no obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any registration exemption thereunder.

         3.       Representations and Warranties of the Company.

                  (a) The Company acknowledges that it is indebted to Gryphon as of March 31, 2003 in the aggregate principal amount of $1,403,443.30 (plus accrued but unpaid interest thereon), all as set forth in Schedule 2 hereto;

                  (b) The Company acknowledges that it is indebted to York in the amount of the $143,200 Debt (plus all accrued but unpaid interest thereon);

                  (c) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Security Agreement, as provided in such agreements including, but not limited to, to issue the Securities and the Demand Note in accordance with the terms of this Agreement, borrow the $50,000 Demand Loan from Gryphon represented by the $50,000 Demand Note and secure the $50,000 Demand Loan and the Gryphon Debt as provided in the Security Agreement. The execution and delivery of this Agreement and the Security Agreement by the Company and the consummation by the Company of the transactions contemplated by such agreements including, without limitation, the issuance of the Securities, the borrowing of the $50,000 Demand Loan from Gryphon represented by the Demand Note and the securing of the $50,000 Demand Loan and the Gryphon Debt as provided in the Security Agreement, has been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement, the Note and the Security Agreement have been duly executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms; and

                  (d) The issuance, sale and delivery of the Securities to York pursuant to the terms of this Agreement has been duly authorized by all requisite corporate action by the Company and, upon issuance, shall be (a) duly authorized, validly issued, fully paid and non-assessable, (b) free from all taxes, liens and charges with respect to the issue thereof except that may be created by York, and (c) entitled to the rights and preferences set forth in the Securities. Assuming that York is an "accredited investor," the offer and sale of the Units to York pursuant to the terms of this Agreement are and will be exempt from the registration requirements of the 1933 Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualification contained in Rule 507 thereof or otherwise.

         4. Closing. Simultaneously with the execution of this Agreement by York, Gryphon and the Company, a closing (the "Closing") shall occur at such place as the parties hereto mutually agree. At the Closing (i) the $143,200 York

Debt shall automatically be cancelled in exchange for the Company issuing to York the Securities; (ii) Gryphon shall make the $50,000 Demand Loan to the Company; and (iii) in addition to issuing to York the Securities and to Gryphon the Demand Note, the Company shall secure the repayment of the $50,000 Demand Loan and the Gryphon Debt with a priority first lien on all of the Company's assets by executing the Security Agreement and performing any and all of its obligations thereunder.

         5. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and delivered in person to an Agent or sent by certified or registered mail to his residence (as specified below or as later given by notice to the Company), or, in the case of notice to the Company, sent by certified or registered mail to the Company's principal office, as specified below, or, in the case of either an Agent or the Company, to any subsequent address specified in writing and communicated to the other party in accordance with the provisions of this Section 5.

         If to the Company:

                  eClickMD, Inc.
                  3001 Bee Caves Road (Suite 250)
                  Austin, Texas 78746
                  Attention: President

         If to York:

                  York Avenue Holding Corp.
                  233 Fifth Avenue
                  New York, New York 10016
                  Attention: President

         If to Gryphon:

                  Gryphon Opportunities Fund I, LLC
                  233 Fifth Avenue
                  New York, New York 10016
                  Attention: President

         6. Alteration and Amendment. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

         7. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the validity or enforceability of any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

         9. Entire Agreement. This Agreement, together with all exhibits and schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have hereunto affixed their hand and seal as of the day and year first above written.

                                       eCLICKMD, INC.


                                       By: /s/ NEIL BURLEY
                                           -------------------------------------
                                           Name:  Neil Burley
                                           Title: Chief Financial Officer



                                       GRYPHON OPPORTUNITIES FUND I, LLC


                                       By: /s/ YOUNIS ZUBCHEVICH
                                           -------------------------------------
                                           Name:  Younis Zubchevich
                                           Title: President



                                       YORK AVENUE HOLDING CORP.


                                       By: /s/ YOUNIS ZUBCHEVICH
                                           -------------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE 1
                                   ----------

                    OUTSTANDING LOANS (AND ACCRUED BUT UNPAID
                    INTEREST) MADE BY GRYPHON TO THE COMPANY
               WILL BE SECURED PURSUANT TO THE SECURITY AGREEMENT


--------------------------------------------------------------------------------

                      Principal Amount of    Accrued But Unpaid
                       Loan and Interest       Interest as of
  Date Loan Made             Rate              March 31, 2003      Maturity Date
--------------------------------------------------------------------------------

On Closing pursuant   $50,000                        --
to this Agreement     5% per annum                                 On Demand
--------------------------------------------------------------------------------
                      $125,000
10/04/01              5% per annum           $ 9,374.50            Matured
--------------------------------------------------------------------------------
                      $125,000
10/04/01              5% per annum           $ 9,374.50            Matured
--------------------------------------------------------------------------------
                      $141,304
11/30/01              5% per annum           $ 9,419.83            Matured
--------------------------------------------------------------------------------
                      $12,649.08
11/30/01              No interest            Waived                Matured
--------------------------------------------------------------------------------
                      $217,391.30
12/21/01              5% per annum           $14,453.75            Matured
--------------------------------------------------------------------------------
                      $100,000
04/10/02              5%                     $ 5,834.00            Matured
--------------------------------------------------------------------------------
                      $100,000
05/07/02              6% per annum           $ 5,383.33            Matured
--------------------------------------------------------------------------------
                      $60,000
06/07/02              7.5% per annum         $ 3,662.50            Matured
--------------------------------------------------------------------------------
                      $148,000
06/17/02              7.5% per annum         $ 8,664.17            Matured
--------------------------------------------------------------------------------
                      $100,000
07/02/02              7.5% per annum         $ 5,604.17            Matured
--------------------------------------------------------------------------------
                      $86,599
07/18/02              7.5% per annum         $ 4,562.38            Matured
--------------------------------------------------------------------------------
                      $101,900
08/08/02              7.5% per annum         $ 4,925.17            Matured
--------------------------------------------------------------------------------
                      $85,600
08/28/02              7.5% per annum         $ 3,780.67            Matured
--------------------------------------------------------------------------------

TOTALS:               $1,453,443.30          $85,038.97            Matured
                      =============
--------------------------------------------------------------------------------

                                    EXHIBIT I
                                    ---------

                               $50,000 DEMAND NOTE

                                    EXHIBIT 2
                                    ---------

                               SECURITY AGREEMENT